SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

                         CREDIT SUISSE JAPAN EQUITY FUND

                  The following information supersedes certain information in the Fund's Prospectus and Statement of Additional Information.

                  The Fund's Board of Directors has approved an amendment to the Sub-Investment Advisory Agreement (the "Sub-Advisory Agreement") by and among the Fund, Credit Suisse Asset Management, LLC ("CSAM"), the fund's investment adviser, and Credit Suisse Asset Management Limited (Tokyo)(the "Sub-Adviser"). Pursuant to this amendment, commencing May 19, 2004, CSAM (and not the Fund) will pay the Sub-Adviser an annual fee equal to fifty percent of the fee that CSAM is paid by the Fund as investment adviser, after any fee waivers and/or expense reimbursements by CSAM, voluntary or contractual, but before payments to any other sub-adviser. The Fund's Board of Directors may in the future approve further amendments to reallocate the management fees between CSAM and the Sub-Adviser.

                  IMPORTANTLY, YOU SHOULD NOTE THAT THE AMENDMENT WILL NOT AFFECT THE FEES OR EXPENSES APPLICABLE TO THE FUND BECAUSE ALL SUB-ADVISORY FEES WILL BE BORNE BY CSAM.

Dated: May 27, 2004                                               16-0504
                                                                  for

                                                                  WPJPN
                                                                  CSJGA
                                                                  2004-020